DEFINED ASSET FUNDSSM
--------------------------------------------------------------------------------


EQUITY INCOME FUND            The objective of this Defined Fund is total return
SELECT TEN PORTFOLIO          through a combination of capital appreciation and
1997 SERIES A                 current dividend income. The common stocks in the
(A UNIT INVESTMENT            Portfolio were selected by following a strategy
TRUST)                        that invests for a period of about one year in
------------------------------approximately equal values of the ten common
/ / DESIGNED FOR TOTAL RETURN stocks in the Dow Jones Industrial Average (DJIA)
/ / DEFINED PORTFOLIO OF 10   having the highest dividend yields two business
    HIGHEST DIVIDEND YIELDING days prior to the date of this Prospectus.
    DOW STOCKS                The value of units will fluctuate with the value
/ / DIVIDEND INCOME           of the common stocks in the Portfolio and no
                              assurance can be given that dividends will be paid or that the units will appreciate in value.
                              Minimum purchase: $250.



                               -------------------------------------------------
                               THESE SECURITIES HAVE NOT BEEN APPROVED OR
                               DISAPPROVED BY THE SECURITIES AND EXCHANGE
                               COMMISSION OR ANY STATE SECURITIES COMMISSION NOR
SPONSORS:                      HAS THE COMMISSION OR ANY STATE SECURITIES
Merrill Lynch,                 COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
Pierce, Fenner & Smith         OF THIS DOCUMENT. ANY REPRESENTATION TO THE
Incorporated                   CONTRARY IS A CRIMINAL OFFENSE.
Smith Barney Inc.              Inquiries should be directed to the Trustee at
PaineWebber Incorporated       1-800-323-1508.
Prudential Securities          Prospectus dated January 27, 1997.
Incorporated                   INVESTORS SHOULD READ THIS PROSPECTUS CAREFULLY
Dean Witter Reynolds Inc.      AND RETAIN IT FOR FUTURE REFERENCE.

--------------------------------------------------------------------------------

Defined Asset FundsSM

Defined Asset Funds is America's oldest and largest family of unit investment trusts, with over $115 billion sponsored over the last 25 years. Each Defined Asset Fund is a portfolio of preselected securities. The portfolio is divided into 'units' representing equal shares of the underlying assets. Each unit receives an equal share of income and principal distributions.

Defined Asset Funds offer several defined 'distinctives'. You know in advance what you are investing in and that changes in the portfolio are limited - a defined portfolio. Most defined bond funds pay interest monthly - defined income. The portfolio offers a convenient and simple way to invest - simplicity defined.

Your financial professional can help you select a Defined Asset Fund to meet your personal investment objectives. Our size and market presence enable us to offer a wide variety of investments. The Defined Asset Funds family offers:

o Municipal bond portfolios
o Corporate bond portfolios
o Government bond portfolios
o Equity portfolios
o International bond and equity portfolios

The terms of Defined Funds are as short as one year or as long as 30 years. Special defined bond funds are available including: insured funds, double and triple tax-free funds and funds with 'laddered maturities' to help protect against changing interest rates. Defined Asset Funds are offered by prospectus only.
---------------------------------------------------
Defining the Strategy
---------------------------------------------------

The Select Ten Portfolio follows a simple, time-tested Strategy: buy approximately equal amounts of the ten highest dividend-yielding common stocks (Strategy Stocks) of the 30 stocks in the DJIA* (determined two business days prior to the date of this Prospectus) and hold them for about one year. At the end of the year, the Portfolio will be liquidated and the Strategy reapplied to the DJIA to select a new portfolio. As of two business days prior to the initial date of deposit, Select Ten Portfolios hold approximately $10.4 billion of the DJIA Strategy Stocks. Each Select Ten Portfolio is designed to be part of a longer term strategy and investors are advised to follow the Strategy for at least three to five years. So long as the Sponsors continue to offer new portfolios, investors will have the option to reinvest into a new portfolio each year at a reduced sales charge. The Sponsors reserve the right not to offer new portfolios.
---------

* The name 'Dow Jones Industrial Average' is the property of Dow Jones & Company, Inc., which is not affiliated with the Sponsors, has not participated in any way in the creation of the Portfolio or in the selection of stocks included in the Portfolio and has not reviewed or approved any information included in this Prospectus.

The Strategy provides a disciplined approach to investing, based on a buy and hold philosophy, which ignores market timing and investment research and rejects active management. The Sponsors anticipate that the Portfolio will remain unchanged over its one-year life despite any adverse developments concerning an issuer, an industry or the economy or stock market generally. While the Strategy does not work perfectly each and every year, the Strategy had a higher total return than the DJIA in 12 of the last 20 years (9 years if Portfolio sales charges and expenses were deducted from Strategy Stock performance). Of course, past performance of the Strategy is no guarantee of future results and there can be no guarantee that the Portfolio will meet its objectives or will not lose money over its one-year life or over consecutive annual periods.
---------------------------------------------------
Defining Your Portfolio
---------------------------------------------------

Based upon the principal business of each issuer and current market values, the following industries are represented in the Portfolio:

                                                                APPROXIMATE
                                                           PORTFOLIO PERCENTAGE

/ / Oil/Gas-International                                                    30%
/ / Machinery-Construction & Mining                                          10%
/ / Forest Products and Paper                                                10%
/ / Tobacco/Food Processing                                                  10%
/ / Manufacturing                                                            10%
/ / Financial Services/Banking                                               10%
/ / Utilities/Telecommunications                                             10%
/ / Auto Manufacturing                                                       10%
---------------------------------------------------
Defining Your Risks
---------------------------------------------------

The Strategy Stocks, as the 10 highest yielding stocks in the DJIA, generally share attributes that have caused them to have lower prices or higher yields relative to the other stocks in the DJIA. The Strategy Stocks may, for example, be experiencing financial difficulty, or be out of favor in the market because of weak performance, poor earnings forecasts or negative publicity; or they may be reacting to general market cycles. The Strategy is therefore contrarian in nature. The Portfolio does not reflect any investment recommendations of the Sponsors and one or more of the stocks in the Portfolio may, from time to time, be subject to sell recommendations from one or more of the Sponsors.

The Portfolio is not an appropriate investment for those who are not comfortable with the Strategy or for those who are unable or unwilling to assume the risk involved generally with an equity investment. It may not be appropriate for investors seeking either preservation of capital or high current income.

There can be no assurance that the market factors that caused the relatively low prices and high yields of the Strategy Stocks will change, that any negative conditions adversely affecting the stock price will not deteriorate, that the dividend rates on the Strategy Stocks will be maintained or that share prices will not decline further during the life of the

Portfolio, or that the Strategy Stocks will continue to be included in the DJIA.

Unit price fluctuates with the value of the Portfolio, and the value of the Portfolio could be affected by changes in the financial condition of the issuers, changes in the various industries represented in the Portfolio, movements in stock prices generally, the impact of purchase and sale of securities for the Portfolio (especially during the primary offering period of units and during the rollover period) and other factors. Additionally, equity markets are at historically high levels and no assurance can be given that these levels will continue. Therefore, there is no guarantee that the objective of the Portfolio will be achieved. Also, the return on an investment in the Portfolio will be lower than the hypothetical returns on Strategy Stocks because the Portfolio has sales charges, brokerage commissions and expenses, purchases Strategy Stocks at different prices and is not fully invested at all times and because of other factors described under Performance Information.

Unlike a mutual fund, the Portfolio is not actively managed and the Sponsors receive no management fee. Therefore, any adverse financial condition of an issuer or any market movement in the price of a security will not require the sale of securities from the Portfolio. Although the Sponsors may instruct the Trustee to sell securities under certain limited circumstances, given the investment philosophy of the Portfolio, the Sponsors are not likely to do so. The Portfolio may continue to purchase or hold securities originally selected even though the market value and yields on the securities may have changed or the securities may no longer be included in the DJIA.

In addition, the Portfolio is considered to be 'concentrated' in stocks of companies deriving a substantial portion of their income from the oil and gas industry. Investment in this industry may pose additional risks including the volatility of oil prices, the level of demand for oil and petroleum products and increasing costs associated with exploration, compliance with environmental regulations and legislation (see Risk Factors--Oil and Gas Companies in Part B).
---------------------------------------------------
Defining Your Investment
---------------------------------------------------

PUBLIC OFFERING PRICE PER 1,000 UNITS                  $1,000.00

The Public Offering Price as of January 24, 1997, the business day prior to the initial date of deposit is based on the aggregate value of the underlying securities ($659,006.25) and any cash held to purchase securities, divided by the number of units outstanding (665,662) times 1,000, plus the initial sales charge. The Public Offering Price on any subsequent date will vary. The underlying securities are valued by the Trustee on the basis of their closing sale prices at 4:00 p.m. Eastern time on every business day.

SALES CHARGES

The total sales charge for this investment combines an initial up-front sales charge and a deferred sales charge that will be deducted from the net asset value of the Portfolio monthly beginning April 1, 1997 and thereafter on the 1st of each month through January 1, 1998.

ROLLOVER OPTION

When this Select Ten Portfolio is about to terminate, you may have the option to roll your proceeds into the next portfolio of the then current Strategy Stocks subject only to the $17.50 deferred fee. If you hold your Units with one of the Sponsors and notify your financial adviser by January 28, 1998, your units will be redeemed and your proceeds will be reinvested in units of a new Select Ten Portfolio 1998 Series. If you decide not to roll over your proceeds, you will receive a cash distribution after the Fund terminates. Of course you can sell or redeem your Units at any time prior to termination.

DISTRIBUTIONS

You will receive distributions of any dividend income, net of expenses, on the 25th of April, June, September and November 1997, if you own units on the 10th of those months.

REINVESTMENT OPTION

You can elect to automatically reinvest your distributions into additional units of the Portfolio subject only to the deferred sales charge remaining at the time of reinvestment. Reinvesting helps to compound your income for a greater total return.

TAXES

In the opinion of counsel, you will be considered to have received all the dividends paid on your pro rata portion of each security in the Portfolio when those dividends are received by the Portfolio, even though the dividend payments may be used to pay expenses of the Portfolio and regardless of whether you reinvest your dividends in the Portfolio.

TAX BASIS REPORTING

The proceeds received when you sell this investment will reflect the deduction of the deferred sales charge and the charge for organizational expenses. In addition, the annual statement and the relevant tax reporting forms you receive at year-end will be based upon the amount paid to you (net of the deferred sales charge and the charge for organizational expenses). Accordingly, you should not increase your basis in your units by the deferred sales charge and the charge for organizational expenses.

TERMINATION DATE

The Portfolio will terminate by February 27, 1998. The final distribution will be made within a reasonable time afterward. The Portfolio may be terminated earlier if its value is less than 40% of the value of the securities when deposited.

SPONSORS' PROFIT OR LOSS

The Sponsors' profit or loss from the Portfolio will include the receipt of applicable sales charges, fluctuations in the Public Offering Price or secondary market price of units, a loss of $477.50 on the initial deposit of the securities and a gain or loss on subsequent deposits of securities (see Sponsors' and Underwriters' Portfolio in Part B).

---------------------------------------------------
Defining Your Costs
---------------------------------------------------

SALES CHARGE

First-time investors pay a maximum sales charge of 2.75% of the offering price, of which $17.50 per 1,000 units is deferred. For example, on a $1,000 investment, 2.75% less $17.50 (or about 1%) is deducted when they buy and the remaining $990 is invested in the Strategy Stocks. The initial sales charge is reduced on purchases of $50,000 or more, as described in Part B. In addition, a deferred sales charge of $1.75 per 1,000 units will be deducted from the Portfolio's net asset value each month over the last ten months of the Portfolio's life ($17.50 total). This deferred method of payment keeps more of your money invested over a longer period of time. If you roll the proceeds of your investment into a new portfolio, you will not be subject to the 1% initial charge, just the $17.50 deferred fee. Although this is a unit investment trust rather than a mutual fund, the following information is presented to permit a comparison of fees and an understanding of the direct or indirect costs and expenses that you pay.


                            As a %
                          of Initial
                            Public
                           Offering     Amount per
                             Price      1,000 Units
                          -----------   -----------
Initial Sales Charge              1.00% $      10.00
Deferred Sales Charge
  per Year                        1.75%        17.50
                          -----------   -----------
Maximum Sales Charge              2.75% $      27.50
                          -----------   -----------
                          -----------   -----------
Maximum Sales Charge
  Imposed per Year on
  Reinvested Dividends           1.575% $      15.75


ESTIMATED ANNUAL FUND OPERATING EXPENSES


                            As a %
                            of Net      Amount per
                            Assets      1,000 Units
                          -----------   -----------
Trustee's Fee                     .062% $       0.62
Portfolio Supervision,
  Bookkeeping and
  Administrative Fees             .046% $       0.45
Organizational Expenses           .062% $       0.61
Other Operating
  Expenses                        .011% $       0.11
                          -----------   -----------
TOTAL                             .181% $       1.79


These estimates do not include the costs of purchasing and selling the underlying Strategy Stocks.

This Portfolio (and therefore the investors) will bear all or a portion of its organizational costs--including costs of preparing the registration statement, the trust indenture and other closing documents, registering units with the SEC and the states and the initial audit of the Portfolio--as is common for mutual funds.

COSTS OVER TIME

You would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return on the investment throughout the indicated periods and redemption at the end of the period:


1 Year   3 Years   5 Years   10 Years
 $30       $71      $114       $235


Although each Series has a term of only one year and is a unit investment trust rather than a mutual fund, this information is presented to permit a comparison of fees, assuming the principal amount and distributions are rolled over each year into a new Series subject only to the deferred sales charge and fund expenses.

The example assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations applicable to mutual funds. For purposes of the example, the deferred sales charge imposed on reinvestment of dividends is not reflected until the year following payment of the dividend; the cumulative expenses would be higher if sales charges on reinvested dividends were reflected in the year of reinvestment.

Reductions to the repurchase and cash redemption prices in the secondary market to recoup the costs of liquidating securities to meet redemption (described below) have not been reflected. The example should not be considered a representation of past or future expenses or annual rates of return; the actual expenses and annual rates of return may be more or less than the example.

REDEEMING OR SELLING YOUR INVESTMENT

You may redeem or sell your units at any time prior to the termination of the Portfolio. Your price will be based on the then current net asset value. The redemption and secondary market repurchase price as of January 24, 1997 was $972.50 per 1,000 units ($27.50 per 1,000 units less than the Public Offering Price). This price reflects deductions of the deferred sales charge which declines over the last ten months of the Portfolio ($17.50 initially). If you sell your units before the termination of the Portfolio, you will pay the remaining balance of the deferred sales charge. After the initial offering period, the repurchase and cash redemption prices for units will be reduced to reflect the estimated costs of liquidating securities to meet the redemption, currently estimated at $0.75 per 1,000 units. If you reinvest in the new Series, you will pay your share of any brokerage commissions on the sale of underlying securities when your units are liquidated during the rollover.

--------------------------------------------------------------------------------
                               Defined Portfolio
--------------------------------------------------------------------------------

Equity Income Fund
Select Ten Portfolio--1997 Series A                             January 27, 1997
Defined Asset Funds
                                                                       CURRENT          PRICE
                                       TICKER       PERCENTAGE      DIVIDEND YIELD    PER SHARE        COST
NAME OF ISSUER                         SYMBOL      OF FUND (1)           (2)           TO FUND     TO FUND (3)
------------------------------------------------------------------------------------------------------------
1. Philip Morris Companies, Inc.         MO                  9.67%              4.14% $ 115.875   $     63,731.25
2. J.P. Morgan & Company, Inc.          JPM                 10.09               3.44    102.250         66,462.50
3. American Telephone & Telegraph
   Company                               T                  10.22               3.43     38.500         67,375.00
4. Chevron Corporation                  CHV                 10.05               3.26     66.250         66,250.00
5. Texaco, Inc.                          TX                  9.76               3.17    107.250         64,350.00
6. Exxon Corporation                    XON                  9.94               3.14    100.750         65,487.50
7. General Motors Corporation            GM                  9.96               2.56     62.500         65,625.00
8. Minnesota Mining & Manufacturing
   Company                              MMM                  9.83               2.42     81.000         64,800.00
9. International Paper Company           IP                 10.20               2.38     42.000         67,200.00
10. Caterpillar, Inc.                   CAT                 10.28               2.13     75.250         67,725.00
                                                  --------------                                  --------------
                                                           100.00%                                $    659,006.25
                                                  --------------                                  --------------
                                                  --------------                                  --------------

----------------------------

(1) Based on Cost to Fund.

(2) Current Dividend Yield for each security was calculated by annualizing the last quarterly or semi-annual ordinary dividend received on the security and dividing the result by its market value as of the close of trading on
   January 24, 1997.

(3) Valuation by the Trustee made on the basis of closing sale prices at the evaluation time on January 24, 1997, the business day prior to the initial date of deposit. The value of the Securities on any subsequent business day will vary.

                          ----------------------------

The securities were acquired on January 24, 1997 and are represented entirely by contracts to purchase the securities. Any of the Sponsors may have acted as underwriters, managers or co-managers of a public offering of the securities in this Fund during the last three years. Affiliates of the Sponsors may serve as specialists in the securities in this Fund on one or more stock exchanges and may have a long or short position in any of these securities or in options on any of them, and may be on the opposite side of public orders executed on the floor of an exchange where the securities are listed. An officer, director or employee of any of the Sponsors may be an officer or director of one or more of the issuers of the securities in the Fund. A Sponsor may trade for its own account as an odd-lot dealer, market maker, block positioner and/or arbitrageur in any of the securities or in options on them. Any Sponsor, its affiliates, directors, elected officers and employee benefits programs may have either a long or short position in any securities or in options on them.

--------------------------------------------------------------------------------

                Past Performance of Prior Select Ten Portfolios
--------------------------------------------------------------------------------

Select Ten Portfolios, first available in 1991, are now offered in six cycles -- or Series -- each starting at different times during a year. The following table shows the actual performance of each Portfolio of three of these Series. The table also shows the Average Annual Total Return and the Cumulative Total Return for these three Series. These past performance returns reflect an investment made in the initial Portfolio of each Series and assume annual rollovers into successor Portfolios of the same Series. Past performance of the Portfolios and the Series is no guarantee of future results of the Select Ten Strategy or of any Portfolio currently offered.

                                                      ANNUALIZED (EXCEPT AS NOTED)
                                              --------------------------------------------    CUMULATIVE
                                               DIVIDEND                          TOTAL          TOTAL
      SERIES A                 TERM            YIELD(1)     APPRECIATION(2)    RETURN(3)        RETURN
--------------------    ------------------    ----------    -------------    -------------    ----------
1992 Winter                 1/3/92-1/15/93           4.31%           -4.24%            0.07%
1993 Winter                 1/4/93-1/14/94           3.91            19.18            23.09
1994 Winter                 1/5/94-1/27/95           3.60            -3.70            -0.10
1995 Winter                 1/9/95-2/23/96           4.08            31.19            35.27
1996 Winter               1/18/96-12/31/96           2.38*           22.76*           25.14%*
  Average Annual
  Total Return(4)          1/3/92-12/31/96             --               --            15.62
  Cumulative
  Total Return             1/3/92-12/31/96             --               --               --        106.52%*
      SERIES B
--------------------
1991 Spring                5/17/91-6/19/92           4.24%            9.07%           13.31%
1992 Spring                 5/5/92-5/21/93           4.32             0.15             4.47
1993 Spring                 5/5/93-5/13/94           4.01             2.67             6.68
1994 Spring                 5/6/94-5/31/95           3.98            14.14            18.12
1995 Spring                5/10/95-6/28/96           3.60            22.15            25.75
  Average Annual
  Total Return(4)         5/17/91-12/31/96             --               --            16.01
  Cumulative
  Total Return            5/17/91-12/31/96             --               --               --        130.68%*
      SERIES C
--------------------
1992 Autumn                 9/1/92-9/14/93           3.76%           12.64%           16.40%
1993 Autumn                 9/1/93-9/16/94           3.89             2.91             6.80
1994 Autumn                 9/7/94-9/29/95           3.81            19.03            22.84
1995 Autumn               9/12/95-10/31/96           3.46            26.85            30.31
  Average Annual
  Total Return(4)          9/1/92-12/31/96             --               --            18.92
  Cumulative
  Total Return             9/1/92-12/31/96             --               --               --        111.90%*

----------------------------

(1) Dividends paid on the securities to the Portfolio less ongoing expenses, divided by maximum initial public offering price.

(2) Represents the difference between initial unit price and redemption or liquidation price on the ending date (reflecting payment of deferred sales charges, brokerage commissions paid by the Portfolio and, beginning with the 1995 Spring Portfolio organization expenses, and assumes reinvestment of dividends on the distribution dates), divided by the maximum initial public offering price.

(3) Appreciation plus Dividend Yield. Reflects reinvestment of dividends, deduction of maximum applicable sales charges and ongoing expenses, but no adjustment for taxes payable.

(4) Average Annual Total Return for a Series includes the brokerage commissions paid in selling securities received in kind on annual rollovers and the waiver of any up-front sales charge on those rollovers.

 * These figures are not annualized.

--------------------------------------------------------------------------------
              Hypothetical Strategy Stock Performance Information
--------------------------------------------------------------------------------


Select Ten Portfolios are based on a strategy of investing equal amounts in the 10 highest dividend-yielding stocks ('Strategy Stocks') in the DJIA each year. Although the Strategy Stocks underperformed the DJIA in 8 of the last 20 years (11 years if Portfolio sales charges and expenses were deducted from Strategy Stock performance), their total return over several years generally outperformed the DJIA. This is why the Sponsors recommend following the Strategy for at least three to five years. Only the average annualized total return figures at the bottom of each column reflect reinvestment of dividends (at the end of each year). The results below are hypothetical for the following reasons: None of these figures reflects any sales charges, expenses or brokerage commissions which investors in the Portfolio bear. Portfolio performance will also differ from the hypothetical performance of Strategy Stocks because Select Ten Portfolios are established at various times during a year, Portfolios may not be fully invested at all times or equally weighted in all 10 stocks, and their stocks are normally purchased or sold at prices different from the closing prices used in buying and selling Portfolio units. Past performance is no guaranty of future results of the Strategy or any Select Ten Portfolio.


             COMPARISON OF DIVIDENDS, APPRECIATION AND TOTAL RETURN
  (FIGURES DO NOT REFLECT SALES CHARGES, COMMISSIONS, FUND EXPENSES OR TAXES)

                            STRATEGY STOCKS(1)                                   DOW JONES INDUSTRIAL AVERAGE (DJIA)
        ----------------------------------------------------------    ----------------------------------------------------------
                             ACTUAL DIVIDEND            TOTAL                              ACTUAL DIVIDEND            TOTAL
YEAR    APPRECIATION(2)          YIELD(3)             RETURN(4)       APPRECIATION(2)          YIELD(3)             RETURN(4)
----    --------------    ----------------------    --------------    --------------    ----------------------    --------------
1977              -6.75%                     5.92%            -0.83%           -17.27%                     4.56%           -12.71%
1978              -6.94                      7.10              0.16             -3.15                      5.84              2.69
1979               3.94                      8.41             12.35              4.19                      6.33             10.52
1980              17.83                      8.54             26.37             14.93                      6.48             21.41
1981              -0.94                      8.41              7.47             -9.23                      5.83             -3.40
1982              17.24                      8.22             25.46             19.60                      6.19             25.79
1983              30.22                      8.24             38.46             20.30                      5.38             25.68
1984               0.69                      6.65              7.34             -3.76                      4.82              1.06
1985              21.66                      6.97             28.63             27.66                      5.12             32.78
1986              23.76                     10.81             34.57             22.58                      4.33             26.91
1987               1.87                      5.10              6.97              2.26                      3.76              6.02
1988              15.71                      5.79             21.50             11.85                      4.10             15.95
1989              20.35                      6.95             27.30             26.96                      4.75             31.71
1990             -13.00                      5.06             -7.94             -4.34                      3.77             -0.57
1991              28.16                      5.21             33.37             20.32                      3.61             23.93
1992               3.62                      4.70              8.32              4.17                      3.17              7.34
1993              22.71                      4.21             26.92             13.72                      3.00             16.72
1994              -0.19                      4.08              3.89              2.14                      2.81              4.95
1995              32.45                      4.03             36.48             33.45                      3.03             36.48
1996              24.46                      3.48             27.94             26.01                      2.56             28.57
Average Annualized Total Return                               17.41                                                         14.27

----------------------------

(1) The Strategy Stocks for any given year were selected by ranking the dividend yields for each of the stocks in the DJIA as of the beginning of that year, based upon an annualization of the last quarterly or semi-annual regular dividend distribution (which would have been declared in the preceding year) divided by that stock's market value on the first trading day that year on the New York Stock Exchange.

(2) Appreciation for the Strategy Stocks is calculated by subtracting the market value of these stocks at the opening value on the first trading day on the New York Stock Exchange in a given year from the market value of those stocks at the closing value on the last trading day in that year, and dividing the result by the market value of the stocks at the opeining value on the first trading day in that year. Appreciation for the DJIA is calculated by subtracting the opening value of the DJIA on the first trading day in each year from the closing value of the DJIA on the last trading day in that year, and dividing the result by the opening value of the DJIA on the first trading day in that year.

(3) Actual Dividend Yield for the Strategy Stocks is calculated by adding the total dividends received on the stocks in the year and dividing the result by the market value of the stocks on the first trading day in that year. Actual Dividend Yield for the DJIA is calculated by taking the total dividends credited to the DJIA and dividing the result by the opening value of the DJIA on the first trading day of the year.

(4) Total Return represents the sum of Appreciation and Actual Dividend Yield. Individual year Total Returns do not take into consideration any reinvestment of dividend income.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Sponsors, Trustee and Holders of Equity Income Fund, Select Ten Portfolio--1997 Series A, Defined Asset Funds (the 'Fund'):

We have audited the accompanying statement of condition and the related defined portfolio included in the prospectus of the Fund as of January 27, 1997. This financial statement is the responsibility of the Trustee. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included confirmation of an irrevocable letter of credit deposited for the purchase of securities, as described in the statement of condition, with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of the Fund as of January 27, 1997 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, N.Y.
January 27, 1997

                 STATEMENT OF CONDITION AS OF JANUARY 27, 1997

TRUST PROPERTY


Investments--Contracts to purchase Securities(1).........$         659,006.25
Organizational Costs(2)..................................        1,220,000.00
                                                         --------------------
        Total............................................$       1,879,006.25
                                                         --------------------
                                                         --------------------
LIABILITY AND INTEREST OF HOLDERS
    Accrued Liability(2).................................$       1,220,000.00
                                                         --------------------
    Subtotal                                                     1,220,000.00
                                                         --------------------
Interest of Holders of 665,662 Units of fractional
  undivided interest outstanding:(3)
  Cost to investors(4)...................................$         665,662.00
  Gross underwriting commissions(5)......................           (6,655.75)
                                                         --------------------
    Subtotal                                                       659,006.25
                                                         --------------------
        Total............................................$       1,879,006.25
                                                         --------------------
                                                         --------------------


------------

        (1) Aggregate cost to the Fund of the securities listed under Defined Portfolio determined by the Trustee at 4:00 p.m., Eastern time on January 24, 1997. The contracts to purchase securities are collateralized by an irrevocable letter of credit which has been issued by San Paolo Bank, New York Branch, in the amount of $659,483.75 and deposited with the Trustee. The amount of the letter of credit includes $659,006.25 for the purchase of securities.

        (2) This represents a portion of the Fund's organizational costs which will be deferred and amortized over the life of the Fund. Organizational costs have been estimated based on projected total assets of $2 billion. To the extent the Fund is larger or smaller, the estimate may vary.

        (3) Because the value of securities at the evaluation time on the Initial Date of Deposit may differ from the amounts shown in this statement of condition, the number of Units offered on the Initial Date of Deposit will be adjusted from the initial number of Units to maintain the $1,000 per 1,000 Units offering price only for that day. The Public Offering Price on any subsequent business day will vary.

        (4) Aggregate public offering price computed on the basis of the value of the underlying securities at 4:00 p.m., Eastern time on January 24, 1997.

        (5) Assumes the maximum initial sales charge per 1,000 units of 1.00% of the Public Offering Price. A deferred sales charge of $1.75 per 1,000 Units per month is payable on April 1, 1997 and thereafter on the 1st day of each month through January 1, 1998. Distributions will be made to an account maintained by the Trustee from which the deferred sales charge obligation of the investors to the Sponsors will be satisfied. If units are redeemed prior to January 1, 1998, the remaining portion of the distribution applicable to such units will be transferred to such account on the redemption date.

                             DEFINED ASSET FUNDSSM
                               PROSPECTUS--PART B
                    EQUITY INCOME FUND SELECT TEN PORTFOLIO
             FURTHER INFORMATION REGARDING THE FUND MAY BE OBTAINED
     WITHIN FIVE DAYS OF WRITING OR CALLING THE TRUSTEE AT THE ADDRESS AND
        TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THIS PROSPECTUS.

                                     Index


                                        PAGE                                PAGE
                                        ----                                ----
Fund Description........................   1  Taxes.........................   8
Risk Factors............................   3  Records and Reports...........  10
How to Buy Units........................   4  Trust Indenture...............  10
How to Redeem or Sell Units.............   5  Miscellaneous.................  11
Income, Distributions and Reinvestment..   7  Exchange Option...............  13
Portfolio Expenses......................   8  Supplemental Information......  14


FUND DESCRIPTION

THE STRATEGY

    Simple strategies can sometimes be the most effective. The Fund seeks total return by acquiring the ten highest dividend yielding stocks in the Dow Jones Industrial Average* as of the date indicated in Part A, and holding them for about one year. This investment strategy is based on three time-tested investment principles: time in the market is more important than timing the market; the stocks to buy are the ones everyone else is selling; and dividends can be an important part of total return. Because issuers of DJIA stocks are highly capitalized, established companies, they are generally able to survive adverse developments. An investment in the Fund can be cost-efficient, avoiding the odd-lot costs of buying small quantities of securities directly. Purchasing a portfolio of these stocks as opposed to one or two provides a more diversified holding. There is only one investment decision instead of ten, four quarterly dividends instead of 40. Investments in a number of companies with high dividends relative to their stock prices is designed to increase the Fund's potential for higher returns. Investing in these stocks of the DJIA may be effective as well as conservative because regular dividends are common for established companies and dividends have accounted for a substantial portion of the total return on stocks of the DJIA as a group. The Fund's return will consist of a combination of capital appreciation and current dividend income. The Fund will terminate in about one year, when investors may choose to either receive the distribution in cash or reinvest in the next Series (if available) at a reduced sales charge. There can be no assurance that the dividend rates on the selected stocks will be maintained. Reduction or elimination of a dividend could adversely affect the stock price as well.

    The first DJIA, consisting of 12 stocks, was published in The Wall Street Journal in 1896. The Dow Jones Industrial Average includes some of the most well-known, widely followed and highly capitalized companies in America. These companies are major factors in their industries. These companies file information with the SEC which is available free of charge upon request from the Trustee.
--------------

    * The name 'Dow Jones Industrial Average' is the property of Dow Jones & Company, Inc., which is not affiliated with the Sponsors, has not participated in any way in the creation of the Portfolio or in the selection of stocks included in the Portfolio and has not reviewed or approved any information included in this Prospectus.

    LIST AS OF OCTOBER 1, 1928                CURRENT LIST
----------------------------------------------------------------------
Allied Chemical                    Allied Signal
American Can                       J.P. Morgan & Co.
American Smelting                  Minnesota Mining & Manufacturing
American Sugar                     Du Pont
American Tobbaco                   Eastman Kodak
Atlantic Refining                  Goodyear
Bethlehem Steel                    Bethlehem Steel
Chrysler                           IBM
General Electric                   General Electric
General Motors                     General Motors
General Railway Signal             McDonald's
Goodrich                           Chevron
International Harvester            Caterpillar
International Nickel               Boeing
Mack Trucks                        Merck
Nash Motors                        Procter & Gamble
North American                     American Express
Paramount Publix                   International Paper
Postum, Inc.                       Philip Morris
Radio Corporation of America (RCA) United Technologies
Sears Roebuck                      Sears Roebuck
Standard Oil of New Jersey         Exxon
Texas Corporation                  Texaco
Texas Gulf Sulphur                 Coca-Cola
Union Carbide                      Union Carbide
United States Steel                Walt Disney
Victor Talking Machine             AT&T
Westinghouse Electric              Westinghouse Electric
Woolworth                          Woolworth
Wright Aeronautical                Aluminum Co. of America


PORTFOLIO SELECTION

    The Portfolio contains ten common stocks in the DJIA having the highest dividend yields as of the date indicated in Part A. 'Highest dividend yield' is calculated for each Security by annualizing the last quarterly or semi-annual ordinary dividend distributed on the Security and dividing the result by its closing sales price. This yield is historical and there is no assurance that any dividends will be declared or paid in the future on the Securities. No leverage or borrowing is used nor does the Portfolio contain other kinds of securities to enhance yield.

    The Strategy selection process is a straightforward, objective, mathematical application that ignores any subjective factors concerning an issuer in the DJIA, an industry or the economy generally. The application of the Strategy may cause the Portfolio to own a stock that the Sponsors do not recommend for purchase and, in fact, the Sponsors may have sell recommendations on a number of the stocks in the Portfolio at the time the stocks are selected for inclusion in the Portfolio. Various theories attempt to explain why a common stock is among the ten highest yielding stocks in the DJIA at any given time: the issuer may be in financial difficulty or out of favor in the market because of weak earnings or performance or forecasts or negative publicity; uncertainties relating to pending or threatened litigation or pending or proposed legislation or government regulation; the stock may be a cyclical stock reacting to national and international economic developments; or the market may be anticipating a reduction in or the elimination of the issuer's dividend. Some of the foregoing factors may be relevant to only a segment of an issuer's overall business yet the publicity may be strong enough to outweigh otherwise solid business performance. In addition, companies in certain industries have historically paid relatively high dividends.

    The deposit of the Securities in the Fund on the initial date of deposit established a proportionate relationship among the number of shares of each Security. During the 90-day period following the initial date of deposit the Sponsors may deposit additional Securities in order to create new Units, maintaining to the extent possible that original proportionate relationship. Deposits of additional Securities subsequent to the 90-day period must generally replicate exactly the proportionate relationship among the number of shares of each Security at the end of the initial 90-day period. The ability to acquire each Security at the same time will generally depend upon the Security's availability and any restrictions on the purchase of that Security under the federal securities laws or otherwise.

    Additional Units may also be created by the deposit of cash (including a letter of credit) with instructions to purchase additional Securities. This practice could cause both existing and new investors to experience a dilution of their investments and a reduction in their anticipated income because of price fluctuations in the Securities between the time of the cash deposit and the actual purchase of the additional Securities and because the associated brokerage fees will be an expense of the Portfolio. To minimize the risk of price fluctuations when purchasing Securities, the Portfolio will try to purchase Securities as close to the Evaluation Time or at prices as close to the evaluated prices as possible. The Portfolio may also enter into program trades with unaffiliated broker/dealers, which will have the effect of increasing brokerage commissions while reducing market risk. Portfolio investors may benefit from reduced commissions and institutional prices available to the Portfolio.

    Because each Defined Asset Fund is a preselected portfolio, you know the securities before you invest. Of course, the Portfolio will change somewhat over time, as Securities are purchased upon creation of additional Units, as securities are sold to meet Unit redemptions or in other limited circumstances.

PORTFOLIO SUPERVISION

    The Portfolio follows a buy and hold investment strategy in contrast to the frequent portfolio changes of a managed fund based on economic, financial and market analyses. Although the Portfolio is regularly reviewed, because of the Strategy, the Portfolio is unlikely to sell any of the Securities, other than to satisfy redemptions of units, or to cease buying additional shares in connection with the issuance of Additional Units. More specifically, adverse developments concerning a Security including the adverse financial condition of the issuer, a failure to maintain a current dividend rate, the institution of legal proceedings against the issuer, a default under certain documents materially and adversely affecting the future declaration of dividends, or a decline in the price or the occurrence of other market or credit factors (including a public tender offer or a merger or acquisition transaction) that might otherwise make retention of the Security detrimental to the interest of investors, will generally not cause the Fund to dispose of a Security or cease buying it. Furthermore, the Portfolio will likely continue to hold a Security and purchase additional shares notwithstanding its ceasing to be included among the ten highest dividend yielding stocks in the DJIA or even its deletion from the DJIA.

RISK FACTORS

    An investment in the Fund entails certain risks, including the risk that the value of your investment will decline if the financial condition of the issuers of the Securities becomes impaired or if the general condition of the stock market worsens. The rights of holders of common stocks to receive payments from the issuer are generally inferior to the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Moreover, because common stocks do not represent an obligation of the issuer they do not offer any assurance of income or provide the degree of protection of capital provided by debt securities. Common stocks in general may be especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuers change. Equity markets can be affected by unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. The Sponsors cannot predict the direction or scope of any of these factors. Additionally, equity markets are at historically high levels and no assurance can be given that these levels will continue. There can be no assurance that the Portfolio will be effective in achieving its objective over the one-year life of the Fund or that future portfolios selected through this process during consecutive one-year periods will meet their objectives. The Portfolio is not designed to be a complete investment program.

    The Portfolio may be concentrated in one or more of types of issuers. Concentration may involve additional risk because of the decreased diversification of economic, financial and market risks. Set forth below is a brief description of certain risks associated with Securities which may be held by the Fund. Additional information is contained in the Information Supplement which is available from the Trustee at no charge to the investor.

OIL AND GAS COMPANIES

    Certain of the issuers of the Securities refine, market and transport oil and related petroleum products. The principal risks faced by these companies include the price and availability of oil, the level of demand for oil and petroleum products, refinery capacity and operating margins, the cost of financing required for exploration and expansion and increasing expenses necessary to comply with environmental and other energy related laws and regulations. Oil prices generally depend upon the available supply of crude oil and the willingness and ability of companies to adjust production levels. Declining U.S. crude oil production is likely to lead to increased dependence on foreign sources of oil and to uncertain supply for refiners and the risk of unpredictable supply disruptions. In addition, future scientific advances with new energy sources could have an adverse impact on the petroleum and natural gas industries.

LITIGATION AND LEGISLATION

    The Sponsors do not know of any pending litigation as of the initial date of deposit that might reasonably be expected to have a material adverse effect on the Fund, although pending litigation may have a material adverse effect on the value of Securities in the Fund. In addition, at any time after the initial date of deposit, litigation may be initiated on a variety of grounds, or legislation may be enacted, affecting the Securities in the Portfolio or the issuers of the Securities. Changing approaches to regulation, particularly with respect to the environment or with respect to the petroleum or tobacco industry, may have a negative impact on certain companies represented in the Portfolio. There can be no assurance that future litigation, legislation, regulation or deregulation will not have a material adverse effect on the Portfolio or will not impair the ability of the issuers of the Securities to achieve their business goals. From time to time Congress considers proposals to reduce the rate of the dividends-received deduction. This type of legislation, if enacted into law, would adversely affect the after-tax return to investors who can take advantage of the deduction. See Taxes.

LIFE OF THE FUND; FUND TERMINATION

    The size and composition of the Portfolio will be affected by the level of redemptions of Units that may occur from time to time. Principally, this will depend upon the number of investors seeking to sell or redeem their Units or participating in a rollover. The Portfolio will be terminated no later than the mandatory termination date specified in Part A of the Prospectus. It will terminate earlier upon the disposition of the last Security or upon the consent of investors holding 51% of the Units. The Portfolio may also be terminated earlier by the Sponsors once its total assets have fallen below the minimum value specified in Part A of the Prospectus. A decision by the Sponsors to terminate the Portfolio early, which will likely be made following the rollover, will be based on factors such as the size of the Portfolio relative to its original size, the ratio of Portfolio expenses to income, and the cost of maintaining a current prospectus.

    Notice of impending termination will be provided to investors and thereafter units will no longer be redeemable. On or shortly before termination, the Trustee will seek to dispose of any Securities remaining in the Portfolio although any Security unable to be sold at a reasonable price may continue to be held by the Trustee in a liquidating trust pending its final disposition. A proportional share of the expenses associated with termination, including brokerage costs in disposing of Securities, will be borne by investors remaining at that time. This may have the effect of reducing the amount of proceeds those investors are to receive in any final distribution.

HOW TO BUY UNITS

    Units are available from any of the Sponsors at the Public Offering Price. The Public Offering Price varies each Business Day with changes in the value of the Portfolio and other assets and liabilities of the Fund.

PUBLIC OFFERING PRICE

    Units are charged a combination of Initial and Deferred Sales Charges equal, in the aggregate, to a maximum charge of 2.75% of the public offering price or, for quantity purchases of units of all Select Portfolios by an investor and the investor's spouse and minor children, or by a single trust estate or fiduciary account, made on a single day, the following percentages of the public offering price:

                                        APPLICABLE SALES CHARGE
                                      (GROSS UNDERWRITING PROFIT)
                                      ---------------------------
                                        AS % OF
                                        PUBLIC       AS % OF NET
                                       OFFERING         AMOUNT
AMOUNT PURCHASED                         PRICE         INVESTED
------------------------------------  -----------    ------------

Less than $50,000...................          2.75%          2.778%
$50,000 to $99,999..................          2.50           2.519
$100,000 to $249,999................          2.00           2.005
$250,000 to $2,499,999..............          1.75           1.750
$2,500,000 or more..................          1.00           1.000


    The Deferred Sales Charge is a monthly charge of $1.75 per 1,000 units and is accrued in ten monthly installments commencing on the date indicated in part A of this Prospectus. Units redeemed or repurchased prior to the accrual of the final Deferred Sales Charge installment will have the amount of any remaining installments deducted from the redemption or repurchase proceeds or deducted in calculating an in-kind distribution, although this deduction will be waived in the event of the death or disability (as defined in the Internal Revenue Code of 1986) of an investor. The Initial Sales Charge is equal to the aggregate sales charge, determined as described above, less the aggregate amount of any remaining installments of the Deferred Sales Charge.

    It is anticipated that Securities will not be sold to pay the Deferred Sales Charge until after the date of the last installment. Investors will be at risk for market price fluctuations in the Securities from the several installment accrual dates to the dates of actual sale of Securities to satisfy this liability.

    Employees of certain Sponsors and Sponsor affiliates and non-employee directors of Merrill Lynch & Co. Inc. may purchase Units subject only to the Deferred Sales Charge.

EVALUATIONS

    Evaluations are determined by the Trustee on each Business Day. This excludes Saturdays, Sundays and the following holidays as observed by the New York Stock Exchange: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. If the Securities are listed on a national securities exchange or the Nasdaq National Market, evaluations are generally based on closing sales prices on that exchange or that system (unless the Trustee deems these prices inappropriate) or, if closing sales prices are not available, at the mean between the closing bid and offer prices. If the Securities are not listed or if listed but the principal market is elsewhere, the evaluation is generally determined based on sales prices of the Securities on the over-the-counter market or, if sales prices in that market are not available, on the basis of the mean between current bid and offer prices for the Securities or for comparable securities or by appraisal or by any combination of these methods. Neither the Sponsors nor the Trustee guarantee the enforceability, marketability or price of any Securities.

NO CERTIFICATES

    All investors are required to hold their Units in uncertifcated form and in 'street name' by their broker, dealer or financial institution at the Depository Trust Company ('DTC').

HOW TO REDEEM OR SELL UNITS

    You can redeem your Units at any time for net asset value. In addition, the Sponsors have maintained an uninterrupted secondary market for Units for over 20 years and will ordinarily buy back Units at net asset value. The following describes these two methods to redeem or sell Units in greater detail.

REDEEMING UNITS

    You can always redeem your Units for net asset value. This can be done by contacting your broker, dealer or financial institution that holds your Units in street name. In certain instances, additional documents may be required such as a trust instrument, certificate of corporate authority, certificate of death or appointment as executor, administrator or guardian.

    Within seven days after the receipt of your request (and any necessary documents), a check will be mailed to you in an amount equal to the net asset value of your Units. Because of the sales charge, market movements or changes in the Portfolio, net asset value at the time you redeem your Units may be greater or less than the original cost of your Units. Net asset value is calculated each Business Day by adding the value of the Securities, declared but unpaid dividends on the Securities, cash and the value of any other Fund assets; deducting unpaid taxes or other governmental charges, accrued but unpaid Fund expenses and any remaining Deferred Sales Charges, unreimbursed Trustee advances, cash held to redeem Units or for distribution to investors and the value of any other Fund liabilities; and dividing the result by the number of outstanding Units. After the initial offering period, net asset value will be reduced to reflect the cost to the Fund of liquidating Securities to pay the redemption price.

    As long as the Sponsors are maintaining a secondary market for Units (as described below), the Trustee will not actually redeem your Units but will sell them to the Sponsors for net asset value. If the Sponsors are not maintaining a secondary market, the Trustee will redeem your Units for net asset value or will sell your Units in the over-the-counter market if the Trustee believes it will obtain a higher net price for your Units. If the Trustee is able to sell the Units for a net price higher than net asset value, you will receive the net proceeds of the sale.

    If cash is not available in the Fund's Income and Capital Accounts to pay redemptions, the Trustee may sell Securities selected by the Agent for the Sponsors based on market and credit factors determined to be in the best interest of the Fund. These sales are often made at times when the Securities would not otherwise be sold and may result in lower prices than might be realized otherwise and may also reduce the size and diversity of the Fund. If Securities are being sold during a time when additional Units are being created by the purchase of additional Securities (as described under Portfolio Selection), Securities will be sold in a manner designed to maintain, to the extent practicable, the proportionate relationship among the number of shares of each Security in the Portfolio.

    Any investor owning Units representing Securities with a value of at least $500,000 who redeems those Units prior to the rollover notification date indicated in Part A of the Prospectus may, in lieu of cash redemption, request distribution in kind of an amount and value of Securities per Unit equal to the otherwise applicable Redemption Price per Unit. Generally, whole shares of each Security together with cash from the Capital Account equal to any fractional shares to which the investor would be entitled (less any Deferred Sales Charge payable) will be paid over to a distribution agent and either held for the account of the investor or disposed of in accordance with instructions of the investor. Any brokerage commissions on sales of Securities in connection with in-kind redemptions will be borne by the redeeming investors. The in-kind redemption option is subject to all applicable legal restrictions and may be terminated by the Sponsors at any time upon prior notice to investors.

    Redemptions may be suspended or payment postponed (i) if the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) if the SEC determines that trading on the New York Stock Exchange is restricted or that an emergency exists making disposal or evaluation of the Securities not reasonably practicable or (iii) for any other period permitted by SEC order.

SPONSORS' SECONDARY MARKET FOR UNITS

    The Sponsors, while not obligated to do so, will buy back Units at net asset value without any other fee or charge as long as they are maintaining a secondary market for Units. Because of the sales charge, market movements or changes in the portfolio, net asset value at the time you sell your Units may be greater or less than the original cost of your Units. The Sponsors may resell the Units to other buyers or redeem the Units by tendering them to the Trustee. You should consult your financial professional for current market prices to determine if other broker-dealers or banks are offering higher prices for Units.

    The Sponsors may discontinue the secondary market for Units without prior notice if the supply of Units exceeds demand or for other business reasons. Regardless of whether the Sponsors maintain a secondary market, you have the right to redeem your Units for net asset value with the Trustee at any time, as described above.

ROLLOVER

    In lieu of redeeming their Units or receiving liquidation proceeds upon the termination of the Fund, investors who hold their Units with one of the Sponsors may elect, by contacting their financial adviser prior to the rollover notification date indicated in Part A, to apply their proportional interest in the Securities and other assets of the Fund toward the purchase of units of a new Select Ten Portfolio 1998 Series (if available). The 1998 Series will invest in the ten highest yielding stocks in the Dow Jones Industrial Average as of that time and it is expected that the terms of the 1998 Series, including this rollover feature, will be substantially the same as those of the Fund.

    A rollover of an investor's units is accomplished by the in-kind redemption of his Units of the Fund followed by the sale of the underlying Securities by a distribution agent on behalf of participating investors and the reinvestment of the sale proceeds (net of brokerage fees, governmental charges and other sale expenses) in units of the 1998 Series at their net asset value.

    The Sponsors intend to sell the distributed Securities, on behalf of the distribution agent, as quickly as practicable and then to create units of the 1998 Series as quickly as possible, subject in both cases to the Sponsors' sensitivity that the concentrated sale and purchase of large volumes of securities may affect market prices in a manner adverse to the interest of investors. Accordingly, the Sponsors may, in their sole discretion, undertake a more gradual sale of the distributed Securities and a more gradual creation of units of the 1998 Series to help mitigate any negative market price consequences caused by this large volume of securities trades. In order to minimize potential losses caused by market movement during the rollover period, the Sponsors may enter into program trades, which might increase brokerage commissions payable by investors. There can be no assurance, however, that any trading procedures will be successful or might not result in less advantageous prices. Pending the investment of rollover proceeds in the securities to comprise the 1998 Series, those moneys may be uninvested for up to several days. For those Securities in the Portfolio that will also be in the portfolio of the 1998 Series, a direct sale of those securities between the two funds is now permitted pursuant to an SEC exemptive order. These sales will be effected at the securities' closing sale prices on the exchanges where they are principally traded, free of any brokerage costs.

    Investors participating in the rollover may realize taxable capital gains from the rollover but will not be entitled to a deduction for certain capital losses realized on the rollover and, because of the rollover procedures, will not receive a cash distribution with which to pay those taxes. Investors who do not participate will continue to hold their Units until the termination of the Fund; however, depending upon the extent of participation in the rollover, the aggregate size of the Fund may be sharply reduced resulting in a significant increase in per Unit expenses.

    The Sponsors may, in their sole discretion and without penalty or liability to investors, decide not to sponsor a new 1998 Series or to modify the terms of the rollover. Prior notice of any decision would be provided to investors.

    The Division of Investment Management of the SEC is of the view that the rollover option constitutes an 'exchange offer', for the purposes of Section 11(c) of the Investment Company Act of 1940, and would therefore be prohibited absent an exemptive order. The Sponsors have received exemptive orders under
Section 11(c) which they believe permit them to offer the rollover, but no assurance can be given that the SEC will concur with the Sponsors' position and additional regulatory approvals may be required.

INCOME, DISTRIBUTIONS AND REINVESTMENT

INCOME AND DISTRIBUTIONS

    The annual income per Unit, after deducting estimated annual Fund expenses per Unit, will depend primarily upon the amount of dividends declared and paid by the issuers of the Securities and changes in the expenses of the Fund and, to a lesser degree, upon the level of purchases of additional Securities and sales of Securities. There is no assurance that dividends on the Securities will continue at their current levels or be declared at all.

    Each Unit receives an equal share of distributions of dividend income net of estimated expenses. Because dividends on the Securities are not received at a constant rate throughout the year, any distribution may be more or less than the amount then credited to the Income Account. Dividends received are credited to an Income Account and other receipts to a Capital Account. A Reserve Account may be created by withdrawing from the Income and Capital Accounts amounts considered appropriate by the Trustee to reserve for any material amount that may be payable out of the Fund. Funds held by the Trustee in the various accounts do not bear interest. In addition, distributions of amounts necessary to pay the Deferred Sales Charge will be made from the Capital Account to an account maintained by the Trustee for purposes of satisfying investors' sales charge obligations. Although the Sponsors may collect the Deferred Sales Charge monthly, to keep Units more fully invested the Sponsors currently do not anticipate sales of Securities to pay the deferred sales charge until after the rollover notification date. Proceeds of the disposition of any Securities not used to pay Deferred Sales Charge or to redeem Units will be held in the Capital Account and distributed on the final Distribution Day or following liquidation of the Fund.

REINVESTMENT

    Income and principal distributions on Units may be reinvested by participating in the Fund's reinvestment plan. Under the plan, the Units acquired for investors will be either Units already held in inventory by the Sponsors or new Units created by the Sponsors' deposit of additional Securities, contracts to purchase additional Securities or cash (or a bank letter of credit in lieu of cash) with instructions to purchase additional Securities. Deposits or purchases of additional Securities will generally be made so as to maintain the then existing proportionate relationship among the number of shares of each Security in the Fund. Units acquired by reinvestment will not be subject to the initial sales charge but will be subject to any remaining installments of Deferred Sales Charge. The Sponsors reserve the right to amend, modify or terminate the reinvestment plan at any time without prior notice. Investors holding Units in 'street name' should contact their broker, dealer or financial institution if they wish to participate in the reinvestment plan.

PORTFOLIO EXPENSES

    Estimated annual Fund expenses are listed in Part A of the Prospectus; if actual expenses exceed the estimate, the excess will be borne by the Fund. The estimated expenses do not include the brokerage commissions payable by the Fund in purchasing and selling Securities. The Trustee's Fee shown in Part A of this Prospectus assumes that the Portfolio will reach a size estimated by the Sponsors and is based on a sliding fee scale that reduces the per 1,000 Units Trustee's fee as the size of the Portfolio increases. The Trustee's annual fee is payable in monthly installments. The Trustee also benefits when it holds cash for the Fund in non-interest bearing accounts. Possible additional charges include Trustee fees and expenses for extraordinary services, costs of indemnifying the Trustee and the Sponsors, costs of action taken to protect the Fund and other legal fees and expenses, Fund termination expenses and any governmental charges. The Trustee has a lien on Fund assets to secure reimbursement of these amounts and may sell Securities for this purpose if cash is not available. The Sponsors receive an annual fee currently estimated at $0.35 per 1,000 Units to reimburse them for the cost of providing Portfolio supervisory services to the Fund. While the fee may exceed their costs of providing these services to the Fund, the total supervision fees from all Series of Equity Income Fund will not exceed their costs for these services to all of those Series during any calendar year. The Sponsors may also be reimbursed for their costs of providing bookkeeping and administrative services to the Fund, currently estimated at $0.10 per 1,000 Units. The Trustee's and Sponsors' fees may be adjusted for inflation without investors' approval.

    Expenses incurred in establishing the Fund, including the cost of the initial preparation of documents relating to the Fund, Federal and State registration fees, the initial fees and expenses of the Trustee, legal expenses and any other out-of-pocket expenses will be paid by the Fund and amortized over the life of the Fund. Advertising and selling expenses will be paid from the Underwriting Account at no charge to the Fund. Defined Asset Funds can be a cost-effective way to purchase and hold investments. Annual operating expenses are generally lower than for managed funds. Because Defined Asset Funds have no management fees, limited transaction costs and no ongoing marketing expenses, operating expenses are generally less than 0.25% a year. When compounded annually, small differences in expense ratios can make a big difference in your investment results.

TAXES

    The following discussion addresses only the tax consequences of Units held as capital assets and does not address the tax consequences of Units held by dealers, financial institutions or insurance companies.

    In the opinion of Davis Polk & Wardwell, special counsel for the Sponsors, under existing law:

       The Fund is not an association taxable as a corporation for federal income tax purposes. Each investor will be considered the owner of a pro rata portion of each Security in the Fund under the grantor trust rules of Sections 671-679 of the Internal Revenue Code of 1986, as amended (the 'Code'). Each investor will be considered to have received all of the dividends paid on his pro rata portion of each Security when such dividends are received by the Fund, regardless of whether such dividends are used to pay a portion of Fund expenses or whether they are automatically reinvested (see Reinvestment Plan).

       Amounts considered to have been received by an investor from domestic corporations that constitute dividends for federal income tax purposes will generally qualify for the dividends-received deduction, which is currently 70%, for corporate investors. Depending upon the particular corporate investor's circumstances, limitations on the availability of the dividends-received deduction may be applicable. Further, Congress from time to time considers proposals that would adversely affect the after-tax return to investors that can take advantage of the deduction. Investors are urged to consult their own tax advisers.


       An individual investor who itemizes deductions will be entitled to deduct his pro rata share of current Portfolio expenses only to the extent that this amount together with the investor's other miscellaneous deductions exceeds 2% of his adjusted gross income.


       The investor's basis in his Units will equal the cost of his Units, including the initial sales charge. A portion of the sales charge is deferred until the termination of the Fund or the redemption of the Units. The proceeds received by an investor upon such event will reflect deduction of the deferred amount (the 'Deferred Sales Charge' and a charge for organizational expenses). The annual statement and the relevant tax reporting forms received by investors will be based upon the amounts paid to them, net of the Deferred Sales Charge and the charge for organizational expenses. Accordingly, investors should not increase their basis in their Units by the Deferred Sales Charge amount or any amount used to pay organizational expenses.

       An investor will generally recognize capital gain or loss when the investor disposes of his Units (by sale, redemption or otherwise) or when the Trustee disposes of the Securities from the Fund. However, deductions will be disallowed for such losses realized by investors who invest in a new 1998 Series ('rollover investor') within 30 days after incurring such losses to the extent that the securities in that series are substantially identical to the old Securities. Furthermore, an investor will generally not recognize gain or loss upon the distribution of a pro rata amount of each of the Securities by the Trustee to an investor (or to his agent) in redemption of Units, except to the extent of cash received in lieu of fractional shares. The redeeming investor's basis for such Securities will be equal to his basis for the same Securities (previously represented by his Units) prior to such redemption, and his holding period for such Securities will include the period during which he held his Units.

       Net capital gain (the excess of net long-term capital gains over net short-term capital losses) may be taxed at a lower rate than ordinary income for certain individual and other noncorporate taxpayers. A capital gain or loss is long-term if the asset is held for more than one year and short-term if held for one year or less. The deduction of capital losses is subject to limitations. The lower net capital gain tax rate will be unavailable to those noncorporate investors who, as of the Mandatory Termination Date (or earlier termination of the Fund), have held their units for less than a year and a day. Similarly, with respect to noncorporate rollover investors, this lower rate will be unavailable if, as of the beginning of the rollover period, those investors have held their shares for less than a year and a day.

       Under the income tax laws of the State and City of New York, the Fund is not an association taxable as a corporation and the income of the Fund will be treated as the income of the investors in the same manner as for federal income tax purposes.

       The foregoing discussion relates only to the tax treatment of U.S. investors with regard to federal and certain aspects of New York State and City income taxes. Investors may be subject to taxation in New York or in other jurisdictions and should consult their own tax advisors in this regard. Investors that are not U.S. citizens or residents ('foreign investors') should be aware that dividend distributions from the Fund will generally be subject to a withholding tax of 30%, or a lower treaty rate, such as 15%, depending on their country of residence. Foreign investors should consult their tax advisors on their eligibility for the withholding rate under applicable treaties.

                                   *  *  *  *

    At the termination of the Fund, the Trustee will furnish to each investor an annual statement containing information relating to the dividends received by the Fund on the Securities, the gross proceeds received by the Fund from the disposition of any Security (resulting from redemption or the sale by the Fund of any Security), and the fees and expenses paid by the Fund. The Trustee will also furnish annual information returns to each investor and to the Internal Revenue Service.

RETIREMENT PLANS

    This Series of Equity Income Fund may be well suited for purchase by Individual Retirement Accounts ('IRAs'), Keogh plans, pension funds and other qualified retirement plans, certain of which are briefly described below. Generally, capital gains and income received in each of the foregoing plans are exempt from Federal taxation. All distributions from such plans are generally treated as ordinary income but may, in some cases, be eligible for special 5 or 10 year averaging or tax-deferred rollover treatment. Holders of Units in IRAs, Keogh plans and other tax-deferred retirement plans should consult their plan custodian as to the appropriate disposition of distributions. Investors considering participation in any of these plans should review specific tax laws related thereto and should consult their attorneys or tax advisors with respect to the establishment and maintenance of any of these plans. These plans are offered by brokerage firms, including the Sponsor of this Fund, and other financial institutions. Fees and charges with respect to such plans may vary.


    Retirement Plans for the Self-Employed--Keogh Plans. Units of the Fund may be purchased by retirement plans established for self-employed individuals, partnerships or unincorporated companies ('Keogh plans'). The assets of a Keogh plan must be held in a qualified trust or other arrangement which meets the requirements of the Code. Keogh plan participants may also establish separate IRAs (see below) to which they may contribute up to an additional $2,000 per year ($4,000 in a spousal account).

    Individual Retirement Account--IRA. Any individual can make use of a qualified IRA arrangement for the purchase of Units of the Fund. Any individual (including one covered by an employer retirement plan) can make a contribution in an IRA equal to the lesser of $2,000 ($4,000 in a spousal account) or 100% of earned income; such investment must be made in cash. However, the deductible amount an individual may contribute will be reduced if the individual's adjusted gross income exceeds $25,000 (in the case of a single individual), $40,000 (in the case of married individuals filing a joint return) or $200 (in the case of a married individual filing a separate return). Certain transactions which are prohibited under Section 408 of the Code will cause all or a portion of the amount in an IRA to be deemed to the distributed and subject to tax at that time. Unless nondeductible contributions were made in 1987 or a later year, all distributions from an IRA will be treated as ordinary income but generally are eligible for tax-deferred rollover treatment. Taxable distributions made before attainment of age 59 1/2, except in the case of the participant's death or disability or where the amount distributed is part of a series of substantially equal periodic (at least annual) payments that are to be made over the life expectancies of the participant and his or her beneficiary, are generally subject to a surtax in an amount equal to 10% of the distribution.


    Corporate Pension and Profit-Sharing Plans. A pension or profit-sharing plan for employees of a corporation may purchase Units of the Fund.

RECORDS AND REPORTS

    The Trustee keeps a register of the names, addresses and holdings of all investors. The Trustee also keeps records of the transactions of the Fund, including a current list of the Securities and a copy of the Indenture, which may be inspected by investors at reasonable times during business hours.

    With each distribution, the Trustee includes a statement of the amounts of income and any other receipts being distributed. Following the termination of the Fund, the Trustee sends each investor of record a statement summarizing transactions in the Fund's accounts including amounts distributed from them, identifying Securities sold and purchased and listing Securities held and the number of Units outstanding at termination and stating the Redemption Price per 1,000 Units at termination, and the fees and expenses paid by the Fund, among other matters. Fund accounts may be audited by independent accountants selected by the Sponsors and any report of the accountants will be available from the Trustee on request.

TRUST INDENTURE

    The Fund is a 'unit investment trust' created under New York law by a Trust Indenture among the Sponsors and the Trustee. This Prospectus summarizes various provisions of the Indenture, but each statement is qualified in its entirety by reference to the Indenture.

    The Indenture may be amended by the Sponsors and the Trustee without consent by investors to cure ambiguities or to correct or supplement any defective or inconsistent provision, to make any amendment required by the SEC or other governmental agency or to make any other change not materially adverse to the interest of investors (as determined in good faith by the Sponsors). The Indenture may also generally be amended upon consent of investors holding 51% of the Units. No amendment may reduce the interest of any investor in the Fund without the investor's consent or reduce the percentage of Units required to consent to any amendment without unanimous consent of investors. Investors will be notified of the substance of any amendment.

    The Trustee may resign upon notice to the Sponsors. It may be removed by investors holding 51% of the Units at any time or by the Sponsors without the consent of investors if it becomes incapable of acting or bankrupt, its affairs are taken over by public authorities, or if under certain conditions the Sponsors determine in good faith that its replacement is in the best interest of the investors. The resignation or removal becomes effective upon acceptance of appointment by a successor; in this case, the Sponsors will use their best efforts to appoint a successor promptly; however, if upon resignation no successor has accepted appointment within 30 days after notification, the resigning Trustee may apply to a court of competent jurisdiction to appoint a successor.

    Any Sponsor may resign so long as one Sponsor with a net worth of $2,000,000 remains. A new Sponsor may be appointed by the remaining Sponsors and the Trustee to assume the duties of the resigning Sponsor. If there is only one Sponsor and it fails to perform its duties or becomes incapable of acting or bankrupt or its affairs are taken over by public authorities, the Trustee may appoint a successor Sponsor at reasonable rates of compensation, terminate the Indenture and liquidate the Fund or continue to act as Trustee without a Sponsor. Merrill Lynch, Pierce, Fenner & Smith Incorporated has been appointed as Agent for the Sponsors by the other Sponsors.

    The Sponsors and the Trustee are not liable to investors or any other party for any act or omission in the conduct of their responsibilities absent bad faith, willful misfeasance, negligence (gross negligence in the case of a Sponsor) or reckless disregard of duty. The Indenture contains customary provisions limiting the liability of the Trustee.

MISCELLANEOUS

LEGAL OPINION

    The legality of the Units has been passed upon by Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsors.

AUDITORS

    The Statement of Condition in Part A of the Prospectus was audited by Deloitte & Touche LLP, independent accountants, as stated in their opinion. It is included in reliance upon that opinion given on the authority of that firm as experts in accounting and auditing.

TRUSTEE

    The Trustee and its address are stated on the back cover of the Prospectus. The Trustee is subject to supervision by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and the New York State banking authorities.

SPONSORS

    The Sponsors are listed on the back cover of the Prospectus. They may include Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned subsidiary of Merrill Lynch Co. Inc.; Smith Barney Inc., an indirect wholly-owned subsidiary of The Travelers Inc.; PaineWebber Incorporated, a wholly-owned subsidiary of PaineWebber Group Inc.; Prudential Securities Incorporated, an indirect wholly-owned subsidiary of the Prudential Insurance Company of America, and Dean Witter Reynolds, Inc., a principal operating subsidiary of Dean Witter Discover & Co. Each Sponsor, or one of its predecessor corporations, has acted as Sponsor of a number of series of unit investment trusts. Each Sponsor has acted as principal underwriter and managing underwriter of other investment companies. The Sponsors, in addition to participating as members of various selling groups or as agents of other investment companies, execute orders on behalf of investment companies for the purchase and sale of securities of these companies and sell securities to these companies in their capacities as brokers or dealers in securities.

CODE OF ETHICS

    The Agent for the Sponsors has adopted a code of ethics requiring preclearance and reporting of personal securities transactions by its personnel who have access to information on Defined Asset Funds portfolio transactions. The code is intended to prevent any act, practice or course of conduct which would operate as a fraud or deceit on any Fund and to provide guidance to these persons regarding standards of conduct consistent with the Agent's responsibilities to the Funds.

PUBLIC DISTRIBUTION

    During the initial offering period and thereafter to the extent additional Units continue to be offered for sale to the public by means of this Prospectus, Units will be distributed directly to the public by this Prospectus at the Public Offering Price determined in the manner provided above. The Sponsors intend to qualify Units for sale in all states in which qualification is deemed necessary through the Underwriting Account and by dealers who are members of the National Association of Securities Dealers, Inc.. The Sponsors do not intend to qualify Units for sale in any foreign countries and this Prospectus does not constitute an offer to sell Units in any country where Units cannot lawfully be sold.


UNDERWRITERS' AND SPONSORS' PROFITS

    Upon sale of the Units, the Underwriters will be entitled to receive sales charges; each Underwriters' interest in the Underwriting Account will depend on the number of Units acquired through the issuance of additional Units. The Sponsors also realize a profit or loss on deposit of the Securities equal to the difference between the cost of the Securities to the Fund (based on the aggregate value of the Securities on their date of deposit) and the purchase price of the Securities to the Sponsors plus commissions payable by the Sponsors. In addition, a Sponsor or Underwriter may realize profits or sustain losses on Securities it deposits in the Fund which were acquired from underwriting syndicates of which it was a member. During the initial offering period, the Underwriting Account also may realize profits or sustain losses as a result of fluctuations after the initial date of deposit in the Public Offering Price of the Units. In maintaining a secondary market for Units, the Sponsors will also realize profits or sustain losses in the amount of any difference between the prices at which they buy Units and the prices at which they resell these Units (which include the sales charge) or the prices at which they redeem the Units. Cash, if any, made available by buyers of Units to the Sponsors prior to a settlement date for the purchase of Units may be used in the Sponsors' businesses to the extent permitted by Rule 15c3-3 under the Securities Exchange Act of 1934 and may be of benefit to the Sponsors.

PERFORMANCE INFORMATION

    Total returns, average annualized returns or cumulative returns for various periods of the Strategy Stocks, the related index, the current or one or more prior Select Ten Portfolios may be included from time to time in advertisements, sales literature and reports to current or prospective investors. Total return shows changes in Unit price during the period plus reinvestment of dividends and capital gains, divided by the maximum public offering price. Average annualized returns show the average return for stated periods of longer than a year. Sales material may also include an illustration of the cumulative results of like annual investments in Strategy Stocks during an accumulation period and like annual withdrawals during a distribution period. Figures for actual Portfolios (but not Strategy Stocks or the related index) reflect deduction of all Portfolio expenses and unless otherwise stated the maximum sales charge. No provision is made for any income taxes payable. Similar figures may be given for Strategy Stocks and other Select Ten Portfolios applying the Strategy to other indexes. Returns of Strategy Stocks of the three Select Ten Strategies may also be shown on a combined basis. Returns of Strategy Stocks may also be shown in comparison to other indexes, to which may be added by year various national and international political and economic events, milestones in price and market indicators, and offerings of Defined Asset Funds. This performance may also be compared for various periods with investments in short-term U.S. Treasury securities. Investors should bear in mind that this represents past performance and is no assurance of future results of the current or any future Portfolio. Advertisements and other material distributed to prospective investors may include the average annual compounded rate of return on selected types of assets for periods of at least 10 years, as compiled by Ibbotson Associates, compared to the rate of inflation over the same period.

    The following chart shows the average annual compounded rate of return of selected asset classes over the 10-year and 20-year periods ending September 30, 1996, compared to the rate of inflation over the same periods. Of course, this chart represents past performance of these investments and is no guarantee of future results, either of these categories or of any Defined Fund. Defined Funds also have sales charges and expenses which are not reflected in the chart.

Stocks (S&P 500)
20 yr                                                                14.27%
10 yr                                                                     14.96%
Small-company stocks
20 yr                                                                                    18.42%
10 yr                                                             12.68%
Long-term corporate bonds
20 yr                                             9.88%
10 yr                                            9.59%
U.S. Treasury bills (short-term)
20 yr                              7.28%
10 yr                  5.46%
Consumer Price Index
20 yr                5.16%
10 yr          3.64%
0           2           4           6           8          10        12       14        16       18       20       22


    Source: Ibbotson Associates. Used with permission. All rights reserved.

DEFINED ASSET FUNDS

    For decades informed investors have purchased unit investment trusts for dependability and professional selection of investments. Defined Asset Funds' philosophy is to allow investors to 'buy with knowledge' (because, unlike managed funds, the portfolio is relatively fixed) and 'hold with confidence' (because the portfolio is professionally selected and regularly reviewed). Defined Asset Funds offers an array of simple and convenient investment choices, suited to fit a wide variety of personal financial goals--a buy and hold strategy for capital accumulation, such as for children's education or retirement or regular current income consistent with the preservation of principal. Unit investment trusts are particularly suited for investors who prefer to seek long-term profits by purchasing and holding investments, rather than through active trading. Few individuals have the knowledge, resources or capital to buy and hold a diversified portfolio on their own; it would generally take a considerable sum of money to obtain the breadth and diversity that Defined Asset Funds offer. Your investment objectives may call for a combination of Defined Asset Funds.

    Defined Asset Funds reflect a buy and hold strategy that the Sponsors believe can be more effective and less expensive than active management. This strategy is premised on selection criteria and procedures, diversification and regular monitoring by investment professionals. Various advertisements and sales literature may summarize the results of economic studies concerning how stock movement has tended to be concentrated and how longer-term investments can tend to reduce risk.

    One of the most important investment decisions you face may be how to allocate your investments among asset classes. Diversification among different kinds of investments can balance the risks and rewards of each one. Most investment experts recommend stocks for long-term capital growth. Defined equity funds offer growth potential and some protection against inflation.

EXCHANGE OPTION

    You may exchange Fund Units for units of other Select Ten Portfolios subject only to the remaining deferred sales charge on the units received. You may exchange your units of any Select Ten Portfolio, of any other Defined Asset Fund with a regular maximum sales charge of at least 3.50%, or of any unaffiliated unit trust with a regular maximum sales charge of at least 2.70%, for Units of this Fund at their relative net asset values, subject only to a reduced sales charge, or to any remaining Deferred Sales Charge, as applicable. There is no minimum number of Units for an exchange.

    To make an exchange, you should contact your financial professional to find out what suitable exchange funds are available and to obtain a prospectus. You may acquire units of only those exchange funds in which the Sponsors are maintaining a secondary market and which are lawfully for sale in the state where you reside. An exchange is a taxable event normally requiring recognition of any gain or loss on the units exchanged. However, the Internal Revenue Service may seek to disallow a loss if the portfolio of the units acquired is not materially different from the portfolio of the units exchanged; you should consult your own tax advisor. If the proceeds of units exchanged are insufficient to acquire a whole number of exchange fund units, you may pay the difference in cash (not exceeding the price of a single unit acquired).

    As the Sponsors are not obligated to maintain a secondary market in any series, there can be no assurance that units of a desired series will be available for exchange. The Exchange Option may be amended or terminated at any time without notice.

SUPPLEMENTAL INFORMATION

    Upon writing or calling the Trustee shown on the back cover of this Prospectus, investors will receive without charge supplemental information about the Fund, which has been filed with the SEC. The supplemental information includes more detailed risk factor disclosure about the types of securities that may be part of the Portfolio and general information about the structure and operation of the Fund.

                              Defined
                              Asset FundsSM


SPONSORS:                          EQUITY INCOME FUND
Merrill Lynch,                     SELECT TEN PORTFOLIO--
Pierce, Fenner & Smith Incorporated1997 SERIES A
Defined Asset Funds
P.O. Box 9051
Princeton, NJ 08543-9051           This Prospectus does not contain all of the
(609) 282-8500                     information with respect to the investment
Smith Barney Inc.                  company set forth in its registration
Unit Trust Department              statement and exhibits relating thereto which
388 Greenwich Street--23rd Floor   have been filed with the Securities and
New York, NY 10013                 Exchange Commission, Washington, D.C. under
(212) 816-4000                     the Securities Act of 1933 and the Investment
PaineWebber Incorporated           Company Act of 1940, and to which reference
1200 Harbor Boulevard              is hereby made. Copies of filed material can
Weehawken, NJ 07087                be obtained from the Public Reference Section
(201) 902-3000                     of the Commission, 450 Fifth Street, N.W.,
Prudential Securities Incorporated Washington, D.C. 20549 at prescribed rates.
One New York Plaza                 The Commission also maintains a Web site that
New York, NY 10292                 contains information statements and other
(212) 778-6164                     information regarding registrants such as
Dean Witter Reynolds Inc.          Defined Asset Funds that file electronically
Two World Trade Center--59th Floor with the Commission at http://www.sec.gov.
New York, NY 10048                 ------------------------
(212) 392-2222                     No person is authorized to give any
TRUSTEE:                           information or to make any representations
The Chase Manhattan Bank           with respect to this investment company not
Customer Service Retail Department contained in its registration statement and
Bowling Green Station              related exhibits; and any information or
P.O. Box 5187                      representation not contained therein must not
New York, NY 10274-5187            be relied upon as having been authorized.
1-800-323-1508                     ------------------------
                                   When Units of this Fund are no longer
                                   available, or for investors who will reinvest into subsequent series of Select Ten
                                   Portfolios, this Prospectus may be used as a preliminary prospectus for a future series;
                                   in which case investors should note the
                                   following:
                                   Information contained herein is subject to amendment. A registration statement relating to securities of a future series has been filed with the Securities and Exchange
                                   Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective.
                                   This Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.


                                                         11518--1/97